EXHIBIT 99.1


                           [UNS Investment Bank Logo]

                        Collateral Stratification Report

                        CURRBAL gt 1000000; MARM04_12 G3
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Current Balance                                  Loans      Balance      Balance
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$1,050,000.01 - $1,250,000.00                        1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: $1,200,000.00
Maximum: $1,200,000.00
Average: $1,200,000.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Current Gross Rate                               Loans      Balance      Balance
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3.751% - 4.000%                                      1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: 4.000%
Maximum: 4.000%
Weighted Average: 4.000%
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Net Rate                                         Loans      Balance      Balance
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3.501% - 3.750%                                      1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: 3.750%
Maximum: 3.750%
Weighted Average: 3.750%
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Index                                            Loans      Balance      Balance
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1 Year Libor                                         1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Months to Roll                                   Loans      Balance      Balance
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56                                                   1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Average AS OF: 2004-10-01
Minimum: 56
Maximum: 56
Weighted Average: 56
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Gross Margin                                     Loans      Balance      Balance
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2.001% - 2.250%                                      1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: 2.250%
Maximum: 2.250%
Weighted Average: 2.250%
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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_12\Marketing\MARM04_12 mkt.cas   Sep 29, 2004 15:47   Page 1 of 4

                           [UNS Investment Bank Logo]

                        Collateral Stratification Report

                        CURRBAL gt 1000000; MARM04_12 G3
================================================================================


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                                                                            % of
                                                  # of    Aggregate    Aggregate
First Rate Cap                                   Loans      Balance      Balance
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5.000%                                               1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Periodic Rate Cap                                Loans      Balance      Balance
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2.000%                                               1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Maximum Rate                                     Loans      Balance      Balance
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8.751% - 9.000%                                      1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: 9.000%
Maximum: 9.000%
Weighted Average: 9.000%
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                                                                            % of
                                                  # of    Aggregate    Aggregate
FICO Scores                                      Loans      Balance      Balance
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741 - 760                                            1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum (not less than 400): 753
Maximum: 753
Weighted Average: 753
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Original Loan To Value Ratio                     Loans      Balance      Balance
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65.01% - 70.00%                                      1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: 67.00
Maximum: 67.00
Weighted Average: 67.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Combined Loan To Value Ratio                     Loans      Balance      Balance
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65.01% - 70.00%                                      1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: 67.00
Maximum: 67.00
Weighted Average: 67.00
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--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_12\Marketing\MARM04_12 mkt.cas   Sep 29, 2004 15:47   Page 2 of 4

                           [UNS Investment Bank Logo]

                        Collateral Stratification Report

                        CURRBAL gt 1000000; MARM04_12 G3
================================================================================


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                                                                            % of
                                                  # of    Aggregate    Aggregate
Amortization                                     Loans      Balance      Balance
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Interest Only                                        1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Top 5 States                                     Loans      Balance      Balance
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Maryland                                             1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Prepay Original Term                             Loans      Balance      Balance
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0                                                    1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Document Type                                    Loans      Balance      Balance
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Full                                                 1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Loan Purpose                                     Loans      Balance      Balance
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Purchase                                             1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Owner Occupancy Status                           Loans      Balance      Balance
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Primary                                              1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Property Type                                    Loans      Balance      Balance
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Single Family                                        1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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                                                                            % of
Stated Remaining                                  # of    Aggregate    Aggregate
Term to Maturity                                 Loans      Balance      Balance
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356                                                  1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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Minimum: 356
Maximum: 356
Weighted Average: 356
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--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_12\Marketing\MARM04_12 mkt.cas   Sep 29, 2004 15:47   Page 3 of 4

                           [UNS Investment Bank Logo]

                        Collateral Stratification Report

                        CURRBAL gt 1000000; MARM04_12 G3
================================================================================


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                                                                            % of
                                                  # of    Aggregate    Aggregate
Servicer                                         Loans      Balance      Balance
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National City Mortgage                               1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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                                                                            % of
                                                  # of    Aggregate    Aggregate
Originator                                       Loans      Balance      Balance
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Nat City Mortgage                                    1   $1,200,000       100.00
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Total:                                               1   $1,200,000       100.00
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--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_12\Marketing\MARM04_12 mkt.cas   Sep 29, 2004 15:47   Page 4 of 4